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                                                                  EXHIBIT 99.1


Slide 1
(logo): USA Interactive
Dara Khosrowshahi, Executive Vice President & Chief Financial Officer CIBC Gaming, Lodging, Travel & Leisure Conference
February 26th, 2003

Prepared 2/26/03 - Read  important disclaimer(s)

Slide 2: Important

This presentation contains forward looking statements relating to possible or assumed future results of USA. It reflects the views of USA with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USA's Securities and Exchange Commission filings. Information contained herein about entities other than USA has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation unless otherwise noted, and USA undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future other than as noted.
This presentation refers to budgeted data from the USA 2003 budget released on February 6, 2003. The budgeted data is as of February 6, 2003 and is not being updated or confirmed as of the date hereof. Pro forma financial information includes the results from Expedia as of January 1, 2001, and is pro forma for the exchange of Holdco shares by Liberty, the Vivendi transaction and the Ticketmaster merger as if they had occurred on January 1, 2001.
Free Cash Flow is defined as Net Cash Provided by Operating Activities from continuing operations, less capital expenditures, investments to fund HSN International unconsolidated operations and preferred dividends paid. EBITA is defined as defined as operating income plus amortization of (1) non-cash compensation, (2) non-cash distribution and marketing and (3) other intangibles (and goodwill in 2001), (4) non-recurring items and (5) HSN disengagement costs. Adjusted Net Income generally captures all income statement items that have been, or will ultimately be, settled in cash and is defined as net income available to common shareholders plus: (1) amortization of non-cash distribution and marketing expense, (2) amortization of non-cash compensation expense, (3) amortization of intangibles (and goodwill in 2001), net of related tax and minority interest expense, (4) equity income or loss from USA's 5.44% interest in VUE, and (5) non-recurring items and/or restructuring charges. Adjusted EPS is defined as Adjusted Net Income divided by fully diluted shares outstanding for Adjusted EPS purposes. For reconciliations from non-GAAP to GAAP metrics, please refer to www.usainteractive.com.

Prepared 2/26/03 - Read  important disclaimer(s)


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Slide 3: $13 Billion in Transactions

Electronic Retailing
(logos) HSN, America's Store, Shop Channel, TVSN, HOT, Nuen Live

Travel
(logos) Expedia, Hotels.com, Interval International, TV Travel Shop

Information & Services
(logos) Ticketmaster, Match.com, uDate.com (transaction pending),evite Citysearch, PRC, EPI (transaction pending)

Note: Includes some companies majority or partially owned by USA.

Prepared 2/26/03 - Read  important disclaimer(s)

Slide 4: 2002 Financial Highlights
$ in millions.  Pro forma adjusted.
Gross Transaction Value
2001: $9,033                                             Growth=43%
2002: $12,903
Revenue
2001: $3,766                                             Growth=24%
2002: $4,657
Gross Profit
2001: $1,341                                             Growth=37%
2002: $1,834
Operating Expenses (a)
2001: $1,431                                             Growth=17%
2002: $1,684
Operating Income
2001: (90)                                               Growth=N/A
2002: $150
EBITA                                                    Growth=133%
2001: $193
2002: $448
Adjusted Net Income:
2001: $123                                               Growth=93%
2002: $236

(a) Not including One-time items of $26 million and $121 million in 2001 and 2002, respectively.
Source: USA 2003 budget released on 2/26/03.

Prepared 2/26/03 - Read  important disclaimer(s)


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Slide 5: Transactions Through the Screen
2000
Subscriptions/Fees: 15%
Transactions: 44%
Advertising: 41%

2005
Subscriptions/Fees: 13%
Transactions: 65%
Advertising: 22%

CAGR: '00-'05
Advertising                                           3%
Subscriptions / Fees                                 13%
Transactions                                         26%

Transactions "through the screen" represent consumer related interactive transactions through television and the personal computer compiled as of 1/29/02. Includes financial services and online classifieds compiled estimates per MSDW, Jupiter, Shop.org, McCann Erickson, Zenith Media, Paul Kagan, Prudential, Furman Selz, PaineWebber, SSB, and Forrester.

Prepared 2/26/03 - Read  important disclaimer(s)

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Slide 6: Strategic Priorities
Drive Online Migration
Grow Preeminent Brands
Maximize Customer Value
Invest in World Class Technologies
Expand Internationally

USA's goal is to become the world's largest and most profitable interactive commerce company

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Slide 7: Electronic Retailing
(screen shots from HSN)
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Slide 8: EBITA- Electronic Retailing
$ in millions
2001: $101 million
Q1 01: $24
Q2 01: $24
Q3 01: $13
Q4 01: $41
2002: $151 million
Q1 02: $27
Q2 02: $30
Q3 02: $39
Q4 02: $55
2003B: $200 million
Q1 03B: $38
Q2 03B: $46
Q3 03B: $46
Q4 03B: $70

Source: USA 2003 budget released on February 6, 2003 and other SEC

Prepared 2/26/03 - Read  important disclaimer(s)

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Slide 9: Gross Profit- HSN U.S. (graph)
2001 average: 34.0%
Q1 01: 33.5%
Q2 01: 34.5%
Q3 01: 34.3%
Q4 01: 33.9%
2002 average: 37.1%
Q1 02: 35.5%
Q2 02: 38.4%
Q3 02: 38.1%
Q4 02: 36.7%

Source: USA SEC filings.

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Slide 10: Product Mix- HSN U.S.
                                     2001           2002           Gross Profit
Home & Licensing                     38%            31%            20-30%
Home Fashions                        4%             7%             30-40%
Jewelry                              25%            25%            40-50%
Health / Beauty                      19%            23%            40-50%
Apparel / Accessories                14%            14%            30-40%

Source: USA SEC filings and HSN estimates.

Prepared 2/26/03 - Read  important disclaimer(s)


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Slide 11: EBITA- HSN International (graph)
$ in millions
2001: ($26) million loss
Q1 01: ($2)
Q2 01: ($4)
Q3 01: ($12)
Q4 01: ($8)
2002: ($12) million loss
Q1 02: ($6)
Q2 02: ($6)
Q3 02: ($1)
Q4 02: $1
2003B: $8 million
Q1 03B: $2
Q2 03B: $1
Q3 03B: $0
Q4 03B: $5

Source: USA 2003 budget released on February 6, 2003 and other SEC filings.

Prepared 2/26/03 - Read  important disclaimer(s)

Slide 12: Growth Drivers- Electronic Retailing
o Merchandising / New Brands
o Raquel Welch, Stephanie Seymour, Lauren Hutton, Kathy Levine,
  Rita Wilson/Cathy Waterman, Burt Wolf, Michael Chiarello, Wei East
o HSN.com
o International
o Off-Air

Prepared 2/26/03 - Read  important disclaimer(s)


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Slide 13: Information & Services
(graphic from website)
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Slide 14: EBITA- Information & Services (graph)
$ in millions
2001: ($10) million loss
Q1 01: ($5)
Q2 01: $7
Q3 01: ($12)
Q4 01: $0
2002:  $75 million
Q1 02: $7
Q2 02: $27
Q3 02: $18
Q4 02: $23
2003B: $186 million
Q1 03B: $24
Q2 03B: $41
Q3 03B: $22
Q4 03B: $99

Source: USA 2003 budget released on 2/6/03.

Prepared 2/26/03 - Read  important disclaimer(s)


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Slide 15: Online Migration- Ticketmaster (graph)
Today: 41%

Source: USA SEC filings.

Prepared 2/26/03 - Read  important disclaimer(s)

Slide 16: Subscribers- Match.com
in thousands
2000
Q1                                     190
Q2                                     217
Q3                                     253
Q4                                     382
2001
Q1                                     528
Q2                                     604
Q3                                     653
Q4                                     725
Source: USA SEC filings.

Prepared 2/26/03 - Read  important disclaimer(s)


Slide 17: World's Leading Merchant Discount Marketer
o 8 million customers
o 65,000 merchants
o 250,000 locations
o 160 markets
o $10 B generated for merchants

Transaction pending.  Source: EPI

Prepared 2/26/03 - Read  important disclaimer(s)

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Slide 18: Size of the Opportunity
Couponing: $180 Billion
80% of US Households Use Coupons
8% Use EPI

Today
o Distribution: 50,000 schools / community groups
o Direct relationship with only 12% of members
o $10B total annual merchant sales
   o Avg. member redeems 25+ offers/year
   o Avg. merchant receives 2-3K/year

Electronic Discount Program Will:
o Add web distribution via USA and portals
o Increase registrations, renewals, subscriptions
o Enable EPI to capture % of transaction o~$300 million opportunity

Transaction pending. Pie chart depicts US households. Source: NCH NuWorld Marketing

Prepared 2/26/03 - Read  important disclaimer(s)

Slide 19: Growth Drivers-Information & Services
o  Continued online penetration
o  New technologies
    o Ticketmaster: ticketAlerts, AccountManager, GroupManager, teamExchange, LoyaltyManager, MailManager, ticketExchange, dynamic pricing
    o Match: Instant messenger, video, voice, mobile, personality test, MatchLive
    o Local services: client self-enrollment, online discounts, bundling offers and discounts, credit cards
o  Integration of local services
o  Digitized offers

Prepared 2/26/03 - Read  important disclaimer(s)


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Slide 20: Travel Services
(graphic from website)
Prepared 2/26/03 - Read  important disclaimer(s)


Slide 21: EBITA - Travel Services
$ in millions.
2001: $129 million
Q1 01: $18
Q2 01: $35
Q3 01: $35
Q4 01: $41
2002: $281 million
Q1 02: $57
Q2 02: $70
Q3 02: $83
Q4 02: $71
2003B: $448 million
Q1 03B: $83
Q2 03B: $108
Q3 03B: $135
Q4 03B: $122

Source: USA 2003 budget released on February 6, 2003 and other SEC filings.

Prepared 2/26/03 - Read  important disclaimer(s)

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Slide 22: Online Travel Gross Bookings- U.S. (graph)
$ in millions
(logos) Expedia & Hotels.com
Travelocity
Orbitz

Source: Company reports, Expedia estimates. ROOM figure is gross sales as ROOM does not report gross bookings.

Prepared 2/26/03 - Read  important disclaimer(s)

Slide 23: Revenue- Hotels.com
$ in millions
2001: $536 million
Q1 01: $105
Q2 01: $138
Q3 01: $151
Q4 01: $142
2002: $945 million
Q1 02: $166
Q2 02: $230
Q3 02: $277
Q4 02: $273
2003B: $1.25 billion
Q1 03B: $245
Q2 03B: $305
Q3 03B: $355
Q4 03B: $345

Hotels.com direct
Q2 02: 10%
Q3 02: 20%
Q4 02: 30%

Source: USA 2003 budget released on February 6, 2003 and other SEC filings.

Prepared 2/26/03 - Read  important disclaimer(s)


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Slide 24: Online Migration- Hotel Rooms
Room nights
05E: 20%
Source: PhocusWright research

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Slide 25: #1 in Online Hotel Rooms (graph)
USA (Expedia & Hotels.com)                    36%
Marriott                                      18%
Hilton                                         8%
Travelocity                                    6%
Priceline                                      5%
Hotwire                                        3%

Sources:Smith Travel Research, Travelclick and Thomas Weisel Partners LLC estimates.

Prepared 2/26/03 - Read  important disclaimer(s)


Slide 26: International Travel Gross Bookings (graph)
$ in millions. Excludes TV Travel Group.
2001: $236 million
Q1 01: $47
Q2 01: $59
Q3 01: $66
Q4 01: $63


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2002: $601 million
Q1 02: $105
Q2 02: $130
Q3 02: $191
Q4 02: $175

International % of Total Travel Gross Bookings
Q1 01: 6.3%
Q2 01: 6.5%
Q3 01: 8.1%
Q4 01: 7.8%
Q1 02: 8.8%
Q2 02: 8.9%
Q3 02: 11.9%
Q4 02: 11.5%

Sources: USA estimates.

Prepared 2/26/03 - Read  important disclaimer(s)

Slide 27: Growth Drivers- Travel Services
o  Continued online penetration
o  New technologies
     o  Expedia: corporate travel, Newtrade backend
     o  Hotels.com: packaging, greater automation
     o  Interval: improve online engine
     o  TVTS: private label package engine
o  International
o  Brand spending

Prepared 2/26/03 - Read  important disclaimer(s)

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Slide 28: 2003 Budget Highlights
$ in millions. Pro forma adjusted
                                                2002 2003B            Growth
Revenue                          $4,657           $6,008               29%
Gross Profit                     1,834            2,617                43%
Operating Expenses (a)           1,684            2,268                35%
Operating Income                 150              348                  132%
EBITA                            448              751                  68%
Adjusted Net Income              236              414                  76%

(a) Not including one-time items of $26.3 million and $121.9 million in 2001 and 2002, respectively.

Source: USA 2003 budget released on 2/6/03.

Prepared 2/26/03 - Read  important disclaimer(s)

Slide 29: Strong Balance Sheet
$ in millions, as of December 31, 2002. Pro forma for recent bond issuance. Cash at USA: $2,866
+ Attributable Cash at Subs: $580
+ Securities in Vue: $2,203
- Net Debt & Preferred: ($1,892)
= Net Attributable Cash and Securities: $3,757

As adjusted as of 12/31/02. Pro forma for Ticketmaster merger, which closed on 1/17/03. Not pro forma for pending EPI and uDate transactions.
Includes attributable cash from USA's public subsidiaries, based on the Q4 weighted average of USA's fully diluted treasury method ownership in each of its public subsidiaries, which was 66% for Hotels.com and 55% for Expedia. Excludes cash due to clients at Ticketmaster.

Prepared 2/26/03 - Read  important disclaimer(s)

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Slide 30: Leading in Interactive Commerce $ in millions except per share amounts.

                  2003E              2003E                  2003 E                          Growth
                  Revenue            Free Cash Flow         Adjusted          EP/AEPS       02-03      PEG
                  -------            --------------         --------          -------       -----      ---
USA               $6,008             $811                   $0.75              30x          67%        0.5x
Amazon            4,427              375                    $0.31              69x          82%        0.8x
eBay              1,880              448                    $1.31              59x          51%        1.2x
Yahoo             1,180              298                    $0.47              42x          28%        1.5x

USA data per USA 2003 budget released on 2/6/03. S&P 500 per Morgan Stanley U.S. Investment Strategy dated 2/21/03. Amazon and eBay per Morgan Stanley research dated 1/03. Yahoo per Thomas Weisel research dated 2/13/03 and company guidance. Adjusted EPS for Yahoo represents After-Tax Cash Flow.


Prepared 2/26/03 - Read  important disclaimer(s)

Slide 31: Perspective
o  Leading brands
o  Strong organic growth
o  Diversity of businesses
o  Proven track record

Prepared 2/26/03 - Read  important disclaimer(s)


Slide 32: Stock Appreciation (USA)
12/96 - Today: 25% CAGR
USA Interactive
DJIA
NASDAQ
TIER 1 MEDIA

Source: MSN Moneycentral. Tier 1 Media includes AOL Time Warner, News Corp, Viacom, Disney, Vivendi Universal and Gaylord.

Prepared 2/26/03 - Read  important disclaimer(s)


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Slide 33
(logo): USA Interactive
Engaging worldwide in the business of interactivity via the Internet, the television and the telephone.


Slide 34
(logo): USA Interactive